                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*


          Date of Report (Date of earliest event reported): May 8, 2003
                                                            -----------

                         Finlay Fine Jewelry Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                          33-59380                   13-3287757
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(State or other                      (Commission                (IRS Employer
jurisdiction of                      File Number)            Identification No.)
 incorporation)


  529 Fifth Avenue, New York, New York                              10017
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(Address of principal executive offices)                          (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)     Not applicable.

(c)           Exhibits.

              The following exhibit is furnished with this Form 8-K:

              99.1     Finlay Enterprises, Inc. press release dated May 8, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

         On May 8, 2003, Finlay Enterprises, Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release announcing Finlay Enterprises' sales for the quarter ended May 3, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FINLAY FINE JEWELRY CORPORATION
                                            (Registrant)

Dated:  May 13, 2003                        By: /s/ Bruce E. Zurlnick
                                                --------------------------------
                                                Bruce E. Zurlnick
                                                Senior Vice President, Treasurer
                                                and Chief Financial Officer





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